UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2023

CARVANA CO.
(Exact name of registrant as specified in its charter)

Delaware		001-38073		81-4549921
(State or other jurisdiction of incorporation)		(Commission File Number)		(I.R.S. Employer Identification No.)

	300 E. Rio Salado Parkway
	Tempe	Arizona	85281
	(Address of principal executive offices, including zip code)

(602) 852-6604
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.001 Per Share	CVNA	New York Stock Exchange
Preferred Stock Purchase Rights	—	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On June 2, 2023, Carvana Co. (the “Company”) announced the expiration and termination of its previously announced offers to eligible holders of its 5.625% Senior Notes due 2025 (the “2025 Notes”); 5.500% Senior Notes due 2027 (the “2027 Notes”); 5.875% Senior Notes due 2028 (the “2028 Notes”); 4.875% Senior Notes due 2029 (the “2029 Notes”); and 10.250% Senior Notes due 2030 (the “2030 Notes,” and together with the 2025 Notes, the 2027 Notes, the 2028 Notes, and the 2029 Notes, the “Existing Notes”) to exchange (the “Exchange Offers”) any and all of their Existing Notes for up to an aggregate principal amount of $1,000,000,000 of new 9.0%/12.0% Cash/PIK Toggle Senior Secured Second Lien Notes due 2028. The Exchange Offers expired at 5:00 p.m., New York City time, on June 1, 2023 (the “Expiration Time”).

The Exchange Offers were made pursuant to the terms and subject to the conditions set forth in the Exchange Offer Memorandum, dated March 22, 2023, as amended by the press releases dated April 19, 2023, May 3, 2023 and May 17, 2023, in a private offering exempt from, or not subject to, registration under the Securities Act of 1933, as amended.

The Exchange Offers were conditioned upon, among other things, the valid tender of a minimum of $500,000,000 aggregate principal amount of Existing Notes (the “Minimum Participation Condition”). Since the Minimum Participation Condition was not satisfied as of the Expiration Time, the Company will not accept any Existing Notes tendered for exchange, and all Existing Notes tendered pursuant to the Exchange Offers will be promptly returned to their holders. No consideration will be paid or become payable to holders of the Existing Notes, who validly tendered their Existing Notes in the Exchange Offers.

A copy of the Company's press release announcing the expiration of the Exchange Offers is attached hereto as Exhibit 99.1, and the information contained therein is incorporated herein by reference.

Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements, including statements regarding the Exchange Offers and all other statements that are not historical facts. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “can have,” or “likely,” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date and cautions investors not to place undue reliance on any such forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements based on a number of factors. Among these factors are risks related to the “Risk Factors” identified in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release Announcing the Expiration of Carvana Co.’s Exchange Offers, dated June 2, 2023.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 2, 2023	CARVANA CO.

		By:	/s/ Mark Jenkins
		Name:	Mark Jenkins
		Title:	Chief Financial Officer